                                                                   EXHIBIT 10(Z)


                               SECOND AMENDMENT
                               ----------------

          SECOND AMENDMENT, dated as of November 19, 1999 (this "Amendment"), to
                                                                 ---------
the Credit Agreement, dated as of August 13, 1997 (as heretofore amended or otherwise modified, the "Credit Agreement"), among HUMANA INC., a Delaware
                         ----------------
corporation (the "Company"), the several banks and other financial institutions
                  -------
from time to time parties to this Agreement (the "Banks"), BANK OF AMERICA, a
                                                  -----
national banking association, as documentation agent (in such capacity, the "Documentation Agent") and THE CHASE MANHATTAN BANK, a New York banking
 -------------------
corporation, as administrative agent for the Banks thereunder (in such capacity, the "Agent") and as CAF Loan agent (in such capacity, the "CAF Loan Agent").
     -----                                                 --------------


                             W I T N E S S E T H:
                             -------------------

     WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to make, and have made, certain loans and other extensions of credit to the Company; and

     WHEREAS, the Company has requested that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;


     NOW, THEREFORE, the parties hereto hereby agree as follows:

     I.     Defined Terms; Amendments to Section 1.1. (a) Terms defined in the
            ----------------------------------------
Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     (b) The following definition of "Second Amendment Effective Date" is hereby added to Section 1.1 of the Credit Agreement immediately after the definition of "Riverview Square":

     "Second Amendment Effective Date": as defined in the Second Amendment,
      -------------------------------
     dated as of November 19, 1999."

     (c) The definition of "Applicable Margin" set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new definition:

     ""Applicable Margin": with respect to each day for each Type of Revolving
       -----------------
     Credit Loan, the higher of (a) the rate per annum determined in accordance with Schedule II and (b) the rate per annum determined in accordance with
     Schedule IIA."

     (d) The definition of "Consolidated Net Worth" set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new definition:

     ""Consolidated Net Worth": at any date, the stockholders' equity of the
       ----------------------
     Company and its Subsidiaries at such date, determined in accordance with GAAP; provided, that up to $300,000,000 of goodwill written off after the Second Amendment Effective Date will be added back to Consolidated Net Worth."

     (e) The definition of "Consolidated EBIT" set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing the word "and" appearing immediately before clause (ii) with a comma and adding the following immediately after the parenthetical at the end:

     "and (iii) for the purpose of calculating Consolidated EBIT for any period that includes the first fiscal quarter of 1999, the amount shall be adjusted by adding charges recorded in such fiscal quarter, in an amount not exceeding $90,000,000, relating to additional medical claims expense including $50,000,000 related to premium deficiencies, $35,000,000 to strengthen medical claims payable and $5,000,000 for a payment to Columbia/HCA, and for the purpose of calculating Consolidated EBIT for any period after the Second Amendment Effective Date, the amount shall be adjusted by adding back one time charges recorded in such period, in an aggregate amount not exceeding $50,000,000, related to the reduction in the work force of the Company and its Subsidiaries and an increase in the provisions for reserves in Managed Care Indemnity, Inc., the Company's wholly-owned professional liability insurance Subsidiary."

     II.  Other Amendments to the Credit Agreement.
          ----------------------------------------

     1    Amendment to Section 2.4.  Section 2.4 of the Credit Agreement is
          ------------------------
hereby amended and restated in its entirety as follows:

          "2.4 Fees. (a) The Company agrees to pay to the Agent, for the account
                    ----
     of each Bank, on the last day of each fiscal quarter, a facility fee in respect of the average daily amount of the Commitment of such Bank during such fiscal quarter (such amount, the "Average Quarterly Commitment"). Such
                                            ----------------------------
     fee shall be computed at the rate per annum equal to the higher of (i) the rate per annum determined in accordance with Schedule II and (ii) the rate per annum determined in accordance with Schedule IIA.

          (b) The Company agrees to pay to the Agent the other fees in the amounts, and on the dates, agreed to by the Company and the Agent in the fee letter, dated June 4, 1997, between the Agent and the Company.

          (c) For any day on which the Aggregate Outstanding Extensions of Credit of all Banks equals or exceeds an amount equal to one third of the aggregate Commitments of all the Banks, the Company agrees to pay to the Agent for the account of the Banks (ratably in accordance with their Commitments) a fee in an amount equal to 0.125% per annum on the Aggregate Outstanding Extensions of Credit of all Banks on such day. Any accrued fees payable in accordance with the immediately preceding sentence shall be payable on the last day of each fiscal quarter and on the earlier of the date the Commitments are terminated and the Termination Date."

     2    Amendment to Section 3.3.  Subsection 3.3(a) of the Credit Agreement
          ------------------------
is hereby amended and restated in its entirety as follows:

     "(a) The Company shall pay to the Agent, for the account of the Issuing Bank and the L/C Participants, a letter of credit commission with respect to each Letter of Credit, computed at the rate per annum equal to the higher of (i) the rate per annum determined in accordance with Schedule II and (ii) the rate per annum determined in accordance with Schedule IIA, of which .100% per annum shall be payable to the Issuing Bank and the balance shall be payable to the L/C Participants and the Issuing Bank to be shared ratably among them in accordance with their respective Commitment Percentages. Such fee shall be payable on each L/C Fee Payment Date and shall be nonrefundable."

     3    Amendment to Sections 4.3, 4.4, 4.7 and 4.9. Each of sections 4.3,
          -------------------------------------------
4.4, 4.7 and 4.9 of the Credit Agreement is hereby amended and restated in its entirety as follows:

     "4.3 Litigation. Except as disclosed in the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1996 and the Company's Quarterly Report on Form 10-Q for its fiscal quarter ended March 31, 1997 filed with the Securities and Exchange Commission and previously distributed to the Banks or disclosed in writing to the Banks between the date thereof and November 19, 1999 (the "Updated Disclosure Letter"), as of the Second Amendment Effective Date there is no litigation, at law or in equity, or any proceeding before any federal, state, provincial or municipal board or other governmental or administrative agency, including without limitation, HMO Regulators and Insurance Regulators, pending or to the knowledge of the Company threatened which, after giving effect to any applicable insurance, may involve any material risk of a Material Adverse Effect or which seeks to enjoin the consummation of any of the transactions contemplated by this Agreement or any other Loan Document, and no judgment, decree, or order of any federal, state, provincial or municipal court, board or other governmental or administrative agency, including without limitation, HMO Regulators and Insurance Regulators, has been issued against the Company or any Subsidiary which has, or may involve, a material risk of a Material Adverse Effect. The Company does not believe that the final resolution of the matters disclosed in its Annual Report on Form 10-K for its fiscal year ended December 31, 1996 and the Company's Quarterly Report on Form 10-Q for its fiscal quarter ended March 31, 1997 filed with the Securities and Exchange

     Commission and previously distributed to the Banks or the Updated Disclosure Letter, will have a Material Adverse Effect."

     "4.4 Disclosure. Neither this Agreement nor any agreement, document,
          ----------
     certificate or statement furnished to the Banks by the Company in connection herewith (including, without limitation, the information relating to the Company and its Subsidiaries included in the Confidential Information Memorandum dated July 1997 delivered in connection with the syndication of the credit facilities hereunder) contained at the time furnished to the Banks any untrue statement of material fact or, taken as a whole together with all other information furnished to the Banks by the Company, omitted to state a material fact necessary in order to make the statements contained herein or therein not misleading. All pro forma financial statements made available to the Banks have been prepared in good faith based upon reasonable assumptions. There is no fact known to the Company which materially adversely affects or could reasonably be expected to materially adversely affect the business, operations, affairs or condition of the Company and its Subsidiaries on a consolidated basis, except to the extent that they may be affected by future general economic conditions and except as set forth in paragraph 2 of the Updated Disclosure Letter."

     "4.7 Changes in Condition. Since December 31, 1998, there has been no
          --------------------
     development or event nor any prospective development or event, which has had, or could reasonably be expected to have, a Material Adverse Effect."

     "4.9 Tax Returns. The Company and each of its Subsidiaries have filed all tax returns which are required to be filed and have paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to said returns or to assessments received. All federal tax returns of the Company and its Subsidiaries through their fiscal years ended in 1993 have been audited by the Internal Revenue Service or are not subject to such audit by virtue of the expiration of the applicable period of limitations, and the results of such audits are fully reflected in the balance sheets referred to in subsection 4.6. The Company knows of no material additional assessments since said date for which adequate reserves have not been established."

     4    Amendment to Section 7.5.  Section 7.5 of the Credit Agreement is
          ------------------------
hereby amended by deleting the word "or" immediately before subsection 7.5(f) and deleting subsection 7.5(f) in its entirety and substituting the following in lieu thereof:

     "(f) the sale or other disposition of any other property so long as no Default or Event of Default shall have occurred and be continuing; provided
                                                                        --------
     that the aggregate book value of all assets so sold or disposed of in any fiscal year of the Company (disregarding the book value of any assets sold or disposed of in accordance with subsection 7.5(g) below in the fiscal year in which such sale or other disposition is completed) shall not exceed in the aggregate 12% of the Consolidated Assets of the Company and its Subsidiaries as at the end of the immediately preceding fiscal year of the Company; or

     (g) the sale or other disposition of the Company's workers' compensation division and the Company's dental division, the aggregate book value of which assets shall not exceed $300,000,000"

     III. Amendments to Schedules to the Credit Agreement.
          -----------------------------------------------

     1    Amendment to Schedule II. Schedule II to the Credit Agreement is
          ------------------------
hereby deleted in its entirety and replaced by Schedule II to this Amendment.

     IV.  Addition of Schedule IIA. The Credit Agreement is hereby amended by
          ------------------------
adding Schedule IIA, a copy which is attached hereto.

     V.   Notification of Commitment Reduction. The Agent hereby notifies the
          ------------------------------------
Banks that the Company has, in accordance with Section 2.5(a) of the Credit Agreement, reduced the amount of the Commitments in an aggregate amount such that the aggregate amount of the remaining Commitments is $1,000,000,000.

     VI.  Substitution of New Schedule 1. Schedule 1 to the Credit Agreement is
          ------------------------------
hereby revised and restated by reducing the stated amount of each Bank's Commitment's by an amount equal to one third of the amount presently listed as such Bank's Commitment.

     VII. Effective Date. This Amendment shall become effective on the date (the
          --------------
"Second Amendment Effective Date") on which the Agent receives (i) counterparts
 -------------------------------
of this Amendment executed by each of the Company, the Agent and the Required Banks and (ii) an amendment fee from the Company for the account of each Bank delivering an executed counterpart of this Amendment on or before November 19, 1999 in an amount agreed to between the Company and the Agent.

     VIII. General.
           -------

     1     Representation and Warranties. To induce the Agent and CAF Loan Agent
           -----------------------------
and the Banks parties hereto to enter into this Amendment, the Company hereby represents and warrants to the Agent and CAF Loan Agent and all of the Banks as of the Second Amendment Effective Date that (a) this Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium or similar laws affecting creditors' rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and by an implied covenant of good faith and fair dealing, (b) the representations and warranties made by the Company in the Credit

Agreement (as modified hereby) are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date), (c) the representation and warranty set forth in subsection 4.7 of the Credit Agreement (without giving effect to the modifications effected hereby except that the phrase 'could reasonably be expected to" shall be used in lieu of the word "may") is true and correct in all material respects as of the Second Amendment Effective Date and (d) no Default or Event of Default has occurred and is continuing.

     2    Payment of Expenses. The Company agrees to pay or reimburse the Agent
          -------------------
and CAF Loan Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent and CAF Loan Agent.

     3    No Other Amendments; Confirmation. Except as expressly amended,
          ---------------------------------
modified and supplemented hereby, the provisions of the Credit Agreement and the Notes are and shall remain in full force and effect.

     4    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
          -------------
PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     5    Counterparts. This Amendment may be executed by one or more of the
          ------------
parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Company and the Agent and CAF Loan Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                                                                     SCHEDULE II
                                                                     -----------

                              Applicable Margins
                              ------------------

REVOLVING CREDIT LOANS

    Consolidated
   Capitalization          Alternate Base                                Facility Fee            L/C Commission
        Ratio                Rate Loans         Eurodollar Loans       (Rate Per Annum)         (Rate Per Annum)
-------------------      ------------------   --------------------    ------------------       ------------------
less than .20                  .000%                 .1200%                 .0650%                    .2200%

at least .20 but               .000%                 .1300%                 .0700%                    .2300%
less than .30

at least .30 but               .000%                 .1600%                 .0900%                    .2600%
less than .35

at least .35 but               .000%                 .2000%                 .1000%                    .3000%
less than .40

at least .40                   .000%                 .3000%                 .1500%                    .4000%

     Any change of the Applicable Margin or Facility Fee rate resulting from a change in the Consolidated Capitalization Ratio shall become effective on the first Business Day following the date to which the Consolidated Capitalization Ratio Certificate reflecting such change is applicable.

                                                                    SCHEDULE IIA
                                                                    ------------

                              Applicable Margins
                              ------------------

REVOLVING CREDIT LOANS

                Alternate Base     Eurodollar        Facility Fee       L/C Commission
   Rating         Rate Loans         Loans         (Rate Per Annum)    (Rate Per Annum)
------------   ----------------   ------------    ------------------  ------------------
Rating I             .000%            .350%                    .100%               .450%

Rating II            .000%            .375%                    .125%               .475%

Rating III           .000%            .475%                    .150%               .575%

Rating IV            .000%            .575%                    .175%               .675%

Rating V             .000%            .800%                    .200%               .900%

          For purposes of this Schedule the following terms shall have the following meanings:

          "Rating": the respective rating of each of the Rating Agencies
           ------
applicable to the long-term senior unsecured non-credit enhanced debt of the Company, as announced by the Rating Agencies from time to time.

          "Rating Agencies": collectively, S&P and Moody's.
           ---------------

          "Rating Category": each of Rating I, Rating II, Rating III, Rating IV
           ---------------
and Rating V.

          "Rating I, Rating II, Rating III, Rating IV and Rating V": the
           -------------------------------------------------------
respective Ratings set forth below:

                   Rating
                  Category               S&P                       Moody's
                  --------               ---                       -------
                  Rating I          greater than or           greater than or
                                    equal to BBB+             equal to Baa1

                  Rating II         lower than BBB+           lower than Baa1
                                    and greater than          and greater than
                                    or equal to BBB           or equal to Baa2

                  Rating III        lower than BBB            lower than Baa2
                                    and greater than          and greater than
                                    or equal to BBB-          or equal to Baa3

                  Rating IV         lower than BBB-           lower than Baa3
                                    and greater than          and greater than
                                    or equal to BB+           or equal to Ba1

                  Rating V          lower than BB+            lower than Ba1

          ; provided, that (i) if on any day the Ratings of the Rating Agencies
            --------
          do not fall in the same Rating Category, then the Rating Category of the lower of such Ratings shall be applicable for such day, (ii) if on any day the Rating of only one of the Rating Agencies is available, then the Rating Category of such Rating shall be applicable for such day and (iii) if on any day a Rating is available from neither of the Rating Agencies, then Rating V shall be applicable for such day. Any change in the applicable Rating Category resulting from a change in the Rating of a Rating Agency shall become effective on the date such change is publicly announced by such Rating Agency.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                    HUMANA INC.


                                    By:_________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                    THE CHASE MANHATTAN BANK, as Agent, as CAF
                                    Loan Agent and as a Bank


                                    By:_________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                    BANK OF AMERICA NATIONAL ASSOCIATION
                                    (formerly known as BANK OF AMERICA NATIONAL
                                    TRUST & SAVINGS ASSOCIATION), as
                                    Documentation Agent and as a Bank


                                    By:_________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                            ASAHI BANK, LIMITED, CHICAGO BRANCH

                                            By:_________________________________
                                              Name:_____________________________
                                              Title:____________________________

                                            BANCA NAZIONALE DEL LAVORO S.P.A.

                                            By:_________________________________
                                              Name:_____________________________
                                              Title:____________________________

                                            By:_________________________________
                                              Name:_____________________________
                                              Title:____________________________

BANCA MONTE DEI PASCHI DI SIENA, SPA

By:______________________________________
  Name:__________________________________
  Title:_________________________________

By:______________________________________
  Name:__________________________________
  Title:_________________________________

                                            BANK HAPOALIM B.M.

                                            By:_________________________________
                                              Name:_____________________________
                                              Title:____________________________

BANK ONE, KENTUCKY, NA

By:______________________________________
  Name:__________________________________
  Title:_________________________________

                                            BANK OF LOUISVILLE AND TRUST COMPANY

                                            By:_________________________________
                                              Name:_____________________________
                                              Title:____________________________

BARNETT BANK, N.A.

By:______________________________________
  Name:__________________________________
  Title:_________________________________

                                            CITIBANK, N.A.

                                            By:_________________________________
                                              Name:_____________________________
                                              Title:____________________________

FIRST UNION NATIONAL BANK

By:______________________________________
  Name:__________________________________
  Title:_________________________________

                                            FIFTH THIRD BANK OF KENTUCKY

                                            By:_________________________________
                                              Name:_____________________________
                                              Title:____________________________

FIRST AMERICAN NATIONAL BANK

By:______________________________________
  Name:__________________________________
  Title:_________________________________

                                 FIRSTAR BANK, N.A. (formerly known as FIRSTAR BANK MILWAUKEE, N.A.)

                                 By:____________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________


                                 FIRSTAR BANK, N.A. (as successor by merger to STAR N.A.)

                                 By:____________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________

KEYBANK NATIONAL ASSOCIATION

By:______________________________________
  Name:__________________________________
  Title:_________________________________

                                         MORGAN GUARANTY TRUST COMPANY OF NEW
                                         YORK

                                         By:____________________________________
                                           Name:________________________________
                                           Title:_______________________________

NATIONAL CITY BANK OF KENTUCKY

By:_________________________________
  Name:_____________________________
  Title:____________________________

                                          PARIBAS

                                          By:__________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                          By:__________________________________
                                            Name:______________________________
                                            Title:_____________________________

PNC BANK, KENTUCKY, INC.

By:_________________________________
  Name:_____________________________
  Title:____________________________

                                          STAR BANK, N.A.

                                          By:__________________________________
                                            Name:______________________________
                                            Title:_____________________________

SUNTRUST BANK, NASHVILLE, N.A.

By:_________________________________
  Name:_____________________________
  Title:____________________________

                                          THE BANK OF NEW YORK

                                          By:__________________________________
                                            Name:______________________________
                                            Title:_____________________________

THE BANK OF NOVA SCOTIA

By:__________________________________
  Name:______________________________
  Title:_____________________________

                                         BANK ONE, NA (formerly known as THE
                                         FIRST NATIONAL BANK OF CHICAGO)

                                         By:__________________________________
                                           Name:______________________________
                                           Title:_____________________________

THE BANK OF TOKYO-MITSUBISHI, LTD.,
CHICAGO BRANCH

By:__________________________________
    Name:____________________________
    Title:___________________________

                                          THE SUMITOMO BANK, LIMITED

                                          By:__________________________________
                                            Name:______________________________
                                            Title:_____________________________

THE SANWA BANK, LIMITED

By:__________________________________
  Name:______________________________
  Title:_____________________________

                                          THE NORTHERN TRUST COMPANY

                                          By:__________________________________
                                            Name:______________________________
                                            Title:_____________________________

WACHOVIA BANK, N.A.

By:__________________________________
    Name:____________________________
    Title:___________________________

                                          WELLS FARGO BANK, N.A.

                                          By:__________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                          By:__________________________________
                                            Name:______________________________
                                            Title:_____________________________